UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

SIMPLIFY EXCHANGE TRADED FUNDS

(Name of Registrant as Specified in Its Charter)

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☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________

(2)	Aggregate number of securities to which transaction applies: ______________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________________________

(4)	Proposed maximum aggregate value of transaction: ________________________

(5)	Total fee paid: ____________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: ________________________________________________________

(2)	Form, schedule or registration statement no.: _________________________________________

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(4)	Date filed: ____________________________________________________________________

Simplify Gamma Emerging Market Bond ETF- GAEM

a series of Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

1 (646) 585-0476

Dear Shareholder:

The enclosed Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter. The Information Statement relates to a change to the Simplify Gamma Emerging Market Bond ETF’s (the “Fund”) diversification sub-classification. The Fund is a series of Simplify Exchange Traded Funds (the “Trust”).

As described in the enclosed Information Statement, the Board of Trustees of the Trust (the “Board”) and shareholders representing a majority of the outstanding voting securities of the Fund have approved a change to the Fund’s sub-classification from diversified to non-diversified. This change will take effect on or about January 2, 2025. The Board is providing this Information Statement to the Fund’s shareholders.

As always, please feel free to contact the Fund at 1-646-585-0476 with any questions you may have.

Sincerely,

Paul Kim
President
Simplify Exchange Traded Funds

Simplify Gamma Emerging Market Bond ETF

a series of Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

1 (646) 585-0476

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Simplify Gamma Emerging Market Bond ETF (the “Fund”), a series of Simplify Exchange Traded Funds (the “Trust”). This Information Statement is being sent in lieu of a proxy statement and pursuant to approval by the Trust’s Board of Trustees (the “Board”) on November 18, 2024 and approval by written consent of shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of November 20, 2024. The Investment Company Act of 1940, as amended (the “1940 Act”), defines majority as the lesser of (1) 67% or more of the votes if more than 50% of such votes are present, or (2) more than 50% of the votes.

Under Section 13(a) of the 1940 Act, no registered investment company shall, unless authorized by the vote of a majority of its outstanding securities, change its sub-classification from diversified to non-diversified. The majority of the outstanding voting securities of the Fund is held by one shareholder. This shareholder has, by written consent, approved changing the Fund’s diversification sub-classification, effective as of January 2, 2025.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about December 13, 2024 to the Fund’s shareholders of record as of December 6, 2024 (the “Record Date”). This Information Statement describes the approved changes to the Fund’s diversification sub-classification. As of the Record Date, there were issued and outstanding 425,001 shares of the Fund. Since the shareholders with a majority of the outstanding voting securities of the Fund have already voted to approve the change, the remaining shareholders are not required to, nor entitled to, vote on this matter.

The Fund’s annual report or semi-annual report is available at no charge by visiting www.simplify.us or by calling toll free 1 (646) 585-0476.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

CHANGE IN SUB-CLASSIFICATION TO NON-DIVERSIFIED

A “diversified company,” under section 5(b)(1) of the 1940 Act, refers to a fund with the following characteristics: (i) at least 75% of the fund’s total assets is represented by cash, government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) five percent of the total value of the fund and (b) 10 percent of the outstanding voting securities of such issuer. By contrast, a “non-diversified company” refers to funds that are not “diversified companies.”

Historically, the Fund identified itself in its registration statement as a diversified company. Simplify Asset Management, Inc., the investment manager to the Fund, and the Board believe that the change to the diversification policy is in the best interests of shareholders because it provides more flexibility in constructing the Fund’s portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified company as summarized above.

As a non-diversified company, the Fund will not be subject to the constraints of a diversified company. This means, for example, that the Fund will be able to invest more than 5% of its total assets in the securities of one or more issuers or hold more than 10% of the outstanding voting securities of an issuer. Because a relatively high percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of companies in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

This diversification policy change was approved by the Board on November 18, 2024 and by shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of November 20, 2024, effective January 2, 2025.

OTHER INFORMATION

Operation of the Fund

As of January 2, 2025, the Fund will be a non-diversified series of the Trust. The Trust is an open-end investment management company organized as a Delaware statutory trust on February 28, 2020 and formed by an Agreement and Declaration of Trust dated March 9, 2020. The Trust’s principal executive offices are located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135. The Board supervises the business activities of the Fund. Like other exchange-traded funds, the Fund retains various organizations to perform specialized services. Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor for the shares of the Fund. Bank of New York Mellon, located at 240 Greenwich St., New York, NY 10286, serves as the Fund’s administrator, transfer agent, custodian and fund accountant. Foreside Fund Officer Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, provides a Chief Compliance Officer to the Trust as well as related compliance services.

Security Ownership of Management and Certain Beneficial Owners

As of the Record Date, the Trustees and officers as a group beneficially owned 0% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of the shared of the Fund are listed in the following table.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
United Capital Puesto de Bolsa* Roble Corporate Center C. Rafael Augusto Sánchez No. 86 Santo Domingo 10126	400,000	94%

*	May be deemed to control the Fund because holds more than 25% of the outstanding shares.

Shareholder Meetings

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

Delivery of Documents

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request(s) otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1 (646) 585-0476, or write to the Trust at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135.

BY ORDER OF THE BOARD OF TRUSTEES

Paul Kim, President

Simplify Gamma Emerging Market Bond ETF

a series of Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

1 (646) 585-0476

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Simplify Gamma Emerging Market Bond ETF (the “Fund”), a series of Simplify Exchange Traded Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a change to the Fund’s diversification sub-classification to non-diversified.

At a meeting held on November 18, 2024, the Board of Trustees of the Trust considered and approved the change to the Fund’s diversification sub-classification and shareholders representing a majority of the outstanding voting securities of the Fund have also approved the change via written consent. This Information Statement is being supplied to the Fund’s shareholders to fulfill the notice requirement under the Investment Company Act of 1940 Act, as amended. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about December 13, 2024 to shareholders of record of the Fund as of December 6, 2024. The Information Statement will be available on the Trust’s website at www.simplify.us. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust toll-free at 1 (646) 585-0476.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.